PERFORMANCE GUARANTY

THIS PERFORMANCE GUARANTY made as of the 2 day of January, 2007, by and between MICHAEL JORDAN FRIEDMAN ("Guarantor") and PLATINUM FUNDING SERVICES LLC, a New York limited liability company ("Platinum").

W I T N E S S E T H:

WHEREAS, FRESH HARVEST PRODUCTS, INC., (the "Company") and Platinum have or are about to enter into a Funding Agreement, of even date herewith (the "Funding Agreement"), a Factoring Agreement, of even date herewith (the "Factoring Agreement") and, from time to time after the date hereof, intend to enter into Purchase and Sale Agreements (collectively, the "Account Agreements"), pursuant to which Platinum will purchase certain accounts receivable billed to customers of the Company ("Accounts Receivable") on the basis of, and in reliance upon, the representations, warranties and covenants of the Company contained in the Account Agreements and the Funding Agreement (collectively, the "Representations"); and

WHEREAS, Guarantor is the President and owns 32% of the issued and outstanding shares of the Company; and

WHEREAS, it is a condition precedent to the obligation of Platinum to enter into the Funding Agreement, the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto that Guarantor shall have entered into this Performance Guaranty for the purpose of guaranteeing performance by the Company of the Representations.

NOW, THEREFORE, in order to induce Platinum to enter into the Funding Agreement, the Factoring Agreement and the Account Agreements and to purchase Accounts Receivable pursuant thereto, and for Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees (a) the due and punctual performance by the Company of the Representations, (b) the payment (and not merely the collectibility) of any loss, liability or expense incurred by Platinum in the event any of the Representations are untrue in any respect or fail to be performed, and (c) the payment (and not merely the collectibility) of any other obligation owed by the Company to Platinum of any nature that arises hereafter: (i) under the Factoring Agreement, the Funding Agreement or any Account Agreement; (ii) pursuant to any modification or amendment thereof; or (iii) pursuant to any new, amended, modified or superceding Factoring Agreement or Funding Agreement executed hereafter by Platinum and the Company (the "Guaranteed Obligations"). This Performance Guaranty is a continuing guaranty of the Guaranteed Obligations for the duration of the term of any such Funding Agreement, Factoring Agreement and Account Agreements

and shall be fully enforceable until each of the Guaranteed Obligations has been fully and completely satisfied. If the Company, or any of its successors and assigns, shall fail to perform all or any of the Representations and/or fail to duly and punctually pay the amounts set forth in subdivisions (a), (b), and (c) above, or any of them, Guarantor shall forthwith pay the same on demand.

2. Demand by Platinum. The liabilities and obligations of Guarantor hereunder in respect of the Guaranteed Obligations shall become due and payable by Guarantor to Platinum immediately after demand hereunder is made upon Guarantor by Platinum in writing. Any such demand may be delivered concurrently with any notice of default. Platinum shall be entitled to exercise its rights hereunder one or more times and no failure to exercise any such rights shall constitute a waiver thereof or of the right thereafter to seek payment hereunder on account thereof or otherwise.

3. Primary Obligation. The liability of Guarantor hereunder shall be primary, direct and immediate, and not conditional or contingent upon pursuit by Platinum of any remedies it may have against the Company or any other party with respect to the Guaranteed Obligations. Any one or more successive and/or concurrent actions may be brought against Guarantor either in the same action or proceeding, if any, brought against the Company, or in separate actions, as Platinum in its sole discretion may deem advisable.

4. Subrogation. Guarantor shall become subrogated to the rights of Platinum against the Company for any amounts actually paid by Guarantor to Platinum hereunder only upon the payment or discharge in full of all of the Guaranteed Obligations. Such rights of subrogation shall be shared with other guarantors, if any, pari passu and in proportion to the payments any such guarantors have made to Platinum under any like performance guaranty. Platinum shall be entitled to exercise any and all remedies to which it may be entitled against any collateral pledged by the Company as if no such rights of subrogation exist.

5. Waiver of Demands, Notices, Diligence, etc. Guarantor hereby consents, to the extent permitted by applicable law, to all the terms and conditions of the Guaranteed Obligations and waives (a) demand for payment of the Guaranteed Obligations or of any claim therefor; (b) notice of the occurrence of a default or of an event of default of any of the Guaranteed Obligations; (c) protest of the nonpayment of any of the Guaranteed Obligations; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by Platinum; (f) notice of any indulgences or extensions granted to the Company or to any other person or entity which shall have succeeded to or assumed the obligations of the Company; (g) any requirement of diligence or promptness on Platinum's part in the enforcement of any of its rights hereunder; (h) any enforcement of any of the Guaranteed Obligations; (i) any right which Guarantor might have to require Platinum to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefor; and (j) any and all notices of every kind and description which may be

required to be given by any statute or rule of law in any jurisdiction. The waivers hereinabove set forth shall be effective in all events and shall survive any liquidation, merger or consolidation of the Company or if the Company otherwise ceases to exist.

6. Obligations of Guarantor. The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of any of the Guaranteed Obligations. Such obligations shall not be affected by any action taken under any Guaranteed Obligations in the exercise of any right or remedy therein conferred; by any failure or omission on Platinum's part to enforce any right granted thereunder or hereunder or any remedy conferred thereby or hereby; by any waiver of any term, covenant, agreement or condition of any of the Guaranteed Obligations or this Guaranty; by any release of any security or any other guaranty at any time existing for the benefit of Platinum; by the merger or consolidation of the Company, or by any sale, lease or transfer by the Company to any person or entity of any or all of its properties; by any action of Platinum granting indulgence or extension to or waiving or acquiescing in any default by the Company or by an successor to the Company or by any other person or entity which shall have assumed its obligations; by reason of any disability or other defense of the Company or of any successor to the Company; by any modification, or amendment of any agreement between the Company and Platinum, or by the execution of any new, amended, modified or superceding Funding Agreement or Factoring Agreement between Platinum and the Company or by any circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary or increase the risk of the Guarantor hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as provided herein, and then only to the extent of such payment or performance.

7. Notices, etc. All notices, demands, requests and other communications required or permitted hereunder shall be deemed to have been sufficiently given or made if in writing and delivered by hand personally to, or mailed by registered or certified mail, return receipt requested, or by overnight courier or telefaxed with confirmation of receipt requested, to:

(a) if to Guarantor, to the following address:

Michael Jordan Friedman
333 West 56th Street
New York, New York 10019

(b) if to Platinum, to Two University Plaza, Suite 206, Hackensack, New Jersey 07601,

or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other parties hereto by notice as provided in this section.

8. Survival of Guaranty, etc. This Performance Guaranty shall inure to the benefit of and be binding upon Guarantor and Platinum and their respective heirs, successors and assigns, including any subsequent holder or holders of any Guaranteed Obligations, and the term "Platinum" shall include any such holder or holders whenever the context permits. Guarantor hereby expressly consents and agrees that this Performance Guaranty shall continue in full force and effect notwithstanding: (a) the modification, amendment or change in any way, of the terms and conditions of the relationship between Platinum and the Company; (b) any increase or change in Guarantor's risk resulting from any such modification, amendment or change in any of the terms and conditions of the relationship between Platinum and the Company and/or (c) the execution of a new or superceding Funding Agreement or Factoring Agreement between Platinum and the Company.

9. Independent Obligation. Platinum may proceed against Guarantor under this Performance Guaranty without first proceeding against the Company, against any other guarantor or any other person or any security held by Platinum and without pursuing any other remedy.

10. Counterparts. This Performance Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

11. Successors, Governing Law, Consent to Jurisdiction. This Performance Guaranty shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Performance Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed exclusively within such state, without regard to the conflicts of laws provisions thereof. The parties hereto mutually agree that any legal action relating to or arising from the Factoring Agreement, the Security Agreement, the Funding Agreement, the Account Agreements or the Performance Guaranty (or Guaranties), if any, or relating in any way to the factoring relationship between Platinum and the Seller and Guarantor(s), shall be brought, at Platinum's sole discretion, and maintained only in (a) the Superior Court of the State of New Jersey, County of Bergen, (b) the federal courts in and for the District of New Jersey, Newark vicinage, (c) the Supreme Court of the State of New York, County of New York, or (d) the federal courts in and for the Southern District of New York (the "Courts of Jurisdiction"), and the parties hereto expressly consent and agree to, and waive any and all objections to (a) the jurisdiction of the Courts of Jurisdiction over (i) any such legal or equitable action and (ii) the parties hereto and (iii) to any legal or equitable relief granted thereby and (b) to the laying of venue in any of the Courts of Jurisdiction (such waiver of objections include, but not limited to, any objection based on any claim of inconvenient forum or improper venue). The parties expressly agree that no legal action may be maintained between or among the parties hereto other than in the Courts of Jurisdiction, however, nothing in this paragraph shall be construed

to limit the rights of Platinum to (a) domesticate, or otherwise pursue, any judgment obtained in the Courts of Jurisdiction in any other court, state, territory or nation or to (b) take any actions which are required by law to be taken in a court other than one of the Courts of Jurisdiction, including, but not limited to, any actions to enforce Platinum's rights in and to any Collateral, as defined by the Security Agreement.

12. Jury Trial Waiver. The parties hereto do hereby waive and relinquish any and all right to a jury trial in any action, case or proceeding arising out of, or relating to, this agreement and/or the related agreements.

13. Consent to Accept Service of Process. Guarantor hereby expressly waives any and all requirements related to the service of legal process, of any type or kind, ("Process") in or for any legal action, case or proceeding arising hereunder or relating to the factoring relationship of the parties, and Guarantor hereby agrees to accept the service of any and all such Process, of any type or kind, by overnight delivery, certified or regular mail, facsimile transmission and/or electronic mail, in each case sent to the address specified herein, with such Process deemed received by Guarantor on the date next following the date on which Platinum, or its agents, sent such process. Any Process sent to Guarantor in any of the foregoing methods shall be deemed to be legal and valid service of Process upon Guarantor, and any and all dates for answering or responding to such Process shall commence as if the Process was served in accordance with the applicable court rules of the jurisdiction in which such action, case or proceeding is pending. For purposes of this Paragraph, the address provided for Seller herein shall be presumptively deemed to be the correct address to which Platinum may serve Process to Seller.

IN WITNESS WHEREOF, the Guarantor has executed this Performance Guaranty as of the day and year first above written.

____

MICHAEL JORDAN FRIEDMAN

STATE OF NY)
) SS.
COUNTY OF NY)

I certify that on January 2, 2007, Michael Jordan Friedman personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

(a) is named in and personally signed this document; and

(b) signed, sealed and delivered this document as his or her act and deed.

Signed and sworn to before me this 2 day of January, 2007.

Notary Public

MINDY AMSEL
Notary Public, State of New York
No. 01AM6000316
Qualified in Kings County
Commission Expires Dec. 15, [illegible]